SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported)       JUNE 8, 1998
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                               NORWEST CORPORATION
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             (Exact name of registrant as specified in its charter)


   DELAWARE                          1-2979                     41-0449260
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(State of incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.)



        NORWEST CENTER, SIXTH AND MARQUETTE, MINNEAPOLIS, MINNESOTA 55479
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                    (Address of principal executive offices)


                                 1-612-667-1234
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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ITEMS 1 - 4.  Not Applicable.

ITEM 5.  OTHER EVENTS.

         A final version of the presentation to analysts, dated June 8, 1998, regarding the proposed merger between Norwest Corporation ("Norwest") and Wells Fargo & Company ("Wells Fargo"), is attached as Exhibit 99.1 hereto and is incorporated by reference herein. For information regarding the proposed merger, reference is made to the Current Report on Form 8-K filed by Norwest on June 7, 1998.

         The exhibit to this current report on Form 8-K contains forward looking statements with respect to the financial conditions, results of operations and businesses of each of Norwest and Wells Fargo and, assuming the consummation of the merger, a combined Norwest/Wells Fargo including statements relating to: (a) the cost savings and accretion to reported earnings that will be realized from the merger; (b) the impact on revenues of the merger, and (c) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities:
(1) expected cost savings from the merger cannot be fully realized or realized within this expected timeframe; (2) revenues following the merger are lower than expected; (3) competitive pressure among financial services companies increases significantly; (4) costs or difficulties related to the integration of the businesses of Norwest and Wells Fargo are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either internationally or nationally or in the states in which the combined company will be doing business, are less favorable than expected; or
(7) legislation or regulatory requirements or changes adversely affect the businesses in which the combined company would be engaged.

         Such forward-looking statements speak only as of the date on which such statements were made, and Norwest undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events.

ITEM 7.  EXHIBITS.


     (99.1)    Final Analyst Presentation Materials, dated June 8, 1998.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NORWEST CORPORATION



                                       By  /s/ JOHN T. THORNTON
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                                         Name:  John T. Thornton
                                         Title: Chief Financial Officer



Date: June 8, 1998



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